UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2009

HSW International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

One Capital City Plaza, 3350 Peachtree Road, Suite 1600, Atlanta, Georgia 30326
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(404) 364-5823

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A is being filed to amend the initial report on Form 8-K filed with the Securities and Exchange Commission by HSW International, Inc. on August 19, 2008 to include portions of the 2008 Executive Compensation Plan for which confidential treatment was requested.  The confidential treatment has expired for the 2008 gross revenue target levels in the 2008 Executive Compensation Plan and such figures are now disclosed in Exhibit 10.23.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 10.23*                                           2008 Executive Compensation Plan
___________________

*  The registrant has requested confidential treatment with respect to certain portions of this exhibit.  Such portions have been omitted from this exhibit and filed separately with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSW International, Inc.

Date: January 16, 2009	/s/ Bradley T. Zimmer
Bradley T. Zimmer
Executive Vice President & General Counsel